                                  EXHIBIT 10

                       THIRD AMENDMENT TO SECOND AMENDED
             AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT


     THIS THIRD AMENDMENT (the "Third Amendment") TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, made as of this 30th day of September, 1996, among AARON RENTS, INC., a Georgia corporation (the "Company"), SUNTRUST BANK, ATLANTA (formerly known as Trust Company Bank), a Georgia banking corporation, FIRST UNION NATIONAL BANK OF GEORGIA, a national banking association, NBD BANK, a Michigan banking corporation, SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association (collectively, the "Banks") and SUNTRUST BANK, ATLANTA, as Agent for the Banks (the "Agent").

                             W I T N E S S E T H :

     WHEREAS, the Company, the Banks and the Agent are parties to that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of January 6, 1995, as heretofore amended (the "Loan Agreement"); and

     WHEREAS, the Company has requested that certain terms of the Loan Agreement be amended and the Agent and the Banks have agreed to the requested amendments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement and further agree as follows:

                                      1.

     Section 1.01 of the Loan Agreement is hereby amended by replacing the definitions of "Advance", "Closing Date", "Facility" or "Facilities", "Loans", "Notes", "Overnight Rate", "Overnight Rate Advance" and "Revolving Credit Commitment" with the following:

          "Advance" shall mean any principal amount advanced and remaining
           -------
     outstanding at any time as Revolving Credit Loans or Term Loans, which

     Advance shall be made or outstanding as a Base Rate Advance, Overnight Rate Advance, CD Rate Advance or Eurodollar Advance, as the case may be.

          "Closing Date" shall mean the date on or before January 6, 1995, on
           ------------
     which the initial Loans are made and the conditions set forth in Section
     6.01 are satisfied or waived in accordance with Section 12.02.

          "Facility" or "Facilities" shall mean the Revolving Credit
           --------      ----------
     Commitments, including without limitation, the Swingline SubFacility, or the Term Loans, as the context may indicate.

          "Loans" shall mean, collectively, the Revolving Credit Loans,
           -----
     including without limitation, the Swingline Loans, and the Term Loans.

          "Notes" shall mean, collectively, the Revolving Credit Notes and the
           -----
     Term Notes.

          "Overnight Rate" shall mean (with any change in the Overnight Rate to
           --------------
     be effective as of the date of change), with respect to the Swingline Loans, the Federal Funds Rate, as in effect from time to time, plus three-
                                                                    ----
     quarters of one percent (0.75%) per annum.

          "Overnight Rate Advance" shall mean an Advance made or outstanding as
           ----------------------
     a Swingline Loan bearing interest based on the Overnight Rate.

          "Revolving Credit Commitment" shall mean, at any time for any Bank,
           ---------------------------
     the amount set forth opposite such Bank's name on the signature pages of that certain Third Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 30, 1996, among the Company, the Banks and SunTrust Bank, Atlanta, formerly known as Trust Company Bank, as Agent for the Banks, as its "Revolving Credit Commitment", as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to Sections 2.03, any assignment thereof pursuant to Section 12.06 or any amendment thereof pursuant to Section 12.02.

                                      2.

     Section 1.01 of the Loan Agreement is further amended by deleting the definitions of "Cash Management Lender", "Cash Management Line of Credit Commitment", Cash

Management Line of Credit Note", "Cash Management Loans", "Cash Management Loan Termination Date" and "Notice of Cash Management Borrowing" contained therein and by adding the following new definitions in proper alphabetical order:

          "Availability" shall mean, with respect to any Facility at any time,
           ------------
     the amount by which the committed amount of such Facility exceeds the aggregate outstanding principal balance of all Loans made under such Facility.

          "Cash Management Agreement" shall mean, collectively, all account
           -------------------------
     instructions agreements, controlled disbursement agreements and other agreements between the Swingline Lender and the Company that govern the collection of checks, drafts and other funds of the Company and its Subsidiaries into a deposit account maintained with the Swingline Lender and the disbursement of proceeds from the Swingline SubFacility into a disbursement account with the Swingline Lender, as such agreements are from time to time amended, restated, supplemented or otherwise modified.

          "Controlled Disbursement Account" shall mean the controlled
           -------------------------------
     disbursement account maintained by the Company with the Swingline Lender, governed by the Cash Management Agreement.

          "Master Account" shall mean the deposit account maintained by the
           --------------
     Company with the Swingline Lender into which checks, drafts and other funds of the Company and its Subsidiaries are deposited or collected, governed by the Cash Management Agreement.

          "Swingline Lender" shall mean SunTrust Bank, Atlanta and its
           ----------------
     successors and assigns.

          "Swingline Loans" shall mean the loans made to the Company from time
           ---------------
     to time by the Swingline Lender under the Swingline SubFacility pursuant to
     Section 2.05.

          "Swingline SubFacility" shall have the meaning set forth in Section
           ---------------------
     2.05 hereof.


          "Synthetic Lease Documents" shall mean, collectively, the Master
           -------------------------
     Agreement, dated as of September 30, 1996, among the Company, SunTrust

     Banks, Inc., as lessor (the "Lessor"), SunTrust Bank, Atlanta and SouthTrust Bank of Georgia, N.A., as lenders, and SunTrust Bank, Atlanta, as agent, the Lease Agreement, dated as of September 30, 1996, between the Lessor and the Company and any supplements thereto, the Construction Agency Agreement, dated as of September 30, 1996, among the Lessor and the Company, the Guaranty, dated as of September 30, 1996, executed by the Company in favor of the Funding Parties (as defined therein), and any and all Security Agreements and Assignments (Construction Contract, Architect's Agreement, Permits, Licenses and Governmental Approvals, and Plans and Specifications and Drawings) executed from time to time by the Company in favor of the Lessor, and any modifications of or replacements for any or all of the foregoing.

                                      3.

     Article II of the Loan Agreement is hereby amended by adding the following as a new Section 2.05:

               SECTION 2.05.  Swingline SubFacility.  (a) Notwithstanding
                              ---------------------
     anything contained herein to the contrary, the Swingline Lender hereby establishes a subfacility within its Revolving Credit Commitment in the aggregate principal amount of the lesser of (i) $6,000,000 and (ii) Availability under the Swingline Lender's Revolving Credit Commitment from time to time (the "Swingline SubFacility"), under which all Borrowings made through the Controlled Disbursement Account shall be made. Sections 6.01 and 6.02 shall apply equally to Borrowings made through the Swingline SubFacility as Borrowings otherwise requested or made through the Revolving Credit Commitments. The aggregate amount of all Borrowings under the Swingline SubFacility shall not at any time exceed the lesser of (i) $6,000,000 and (ii) Availability under the Swingline Lender's Revolving Credit Commitment at such time, and to the extent any Borrowing under the Swingline SubFacility would cause such a result after giving effect thereto, the Company shall be required to request such Borrowing pursuant to Section 5.01(a)(i) hereof.

          (b) Each Borrowing under the Swingline SubFacility shall deemed to be made under the Swingline Lender's Revolving Credit Commitment to the extent of any Availability thereunder on the date such Borrowing is made.

          (c) The Company shall have the right to prepay Borrowings made under the Swingline SubFacility, in whole at any time or in part from time to time, without premium or penalty in accordance with Section 5.06 hereof. The Company irrevocably authorizes the Swingline Lender, at the sole discretion of the Swingline Lender, from time to time and at any time if either (i) a Default or Event of Default then exists or (ii) Availability under the Swingline Lender's Revolving Credit Commitment is less than or equal to $6,000,000, to request a Borrowing under the Revolving Credit Commitments (to the extent of Availability thereunder) in the name of the Company in an amount sufficient to prepay in whole or in part the outstanding principal amount of Borrowings made under the Swingline SubFacility, and the Banks hereby agree to fund such Borrowing as if it were requested pursuant to Section 5.01(a)(i) hereof.

                                      4.

     Article IV of the Loan Agreement is hereby amended by replacing said
Article in its entirety with "Reserved".

                                      5.

     Section 5.01 of the Loan Agreement is hereby amended by replacing subsections (a)(ii), (c) and (d) thereof with the following:

          (a) (ii) In addition, Borrowings under the Swingline SubFacility may be made by the Company through the Controlled Disbursement Account, and the Company shall be deemed to have given the Swingline Lender a Notice of Borrowing on each Business Day for which any funds in the Controlled Disbursement Account are insufficient to cover the checks, drafts and other items presented against the Controlled Disbursement Account, measured no later than 11:00 a.m. (Atlanta, Georgia time) on such Business Day, in which case (i) the amount of the Borrowing shall be the amount required in addition to any funds already in the Controlled Disbursement Account to cover in full such checks, drafts and other items presented against the Controlled Disbursement Account (subject to the limitations set forth in Section 2.05) and (ii) the Borrowing shall be made on such Business Day.

          (c) Without in any way limiting the Company's obligation to confirm in writing any telephonic notice, the Agent and the Swingline Lender may act without liability upon the basis of telephonic notice believed by the Agent or the Swingline Lender (as the case may be) in good faith to be from the Company prior to receipt of written confirmation. In each such case, the Company hereby waives the right to dispute the records of the Agent or the Swingline Lender (as the case may be) of the terms of such telephonic notice.

          (d) The Agent shall promptly give each Bank notice by telephone (confirmed in writing) or by telex, telecopy or facsimile transmission of the matters covered by the notices given to the Agent pursuant to Section 5.01(a)(i).

                                      6.

     Section 5.02 of the Loan Agreement is hereby amended by replacing subsections (a), (b) and (d) thereof with the following:

          (a) No later than 12:00 noon (Atlanta, Georgia time) on the date of each Borrowing under the Revolving Credit Commitments made pursuant to
     Section 2.05(c) or Section 5.01(a)(i) above, each Bank will make available its Pro Rata Share of the amount of such Borrowing in immediately available funds at the Payment Office of the Agent. The Agent will make available to the Company the aggregate of the amounts (if any) so made available by the Banks to the Agent in a timely manner by crediting such amounts to the Company's demand deposit account maintained with the Agent or, at the Company's option, to effect a wire transfer of such amounts to the Company's account specified to the Agent, by the close of business on such Business Day. In the event that the Banks do not make such amounts available to the Agent by the time prescribed above, but such amount is received later that day, such amount may be credited to the Company in the manner described in the preceding sentence on the next Business Day (with interest on such amount to begin accruing hereunder on such next Business
     Day).

          (b) No later than 12:00 noon (Atlanta, Georgia time) on the date of each Borrowing under the Swingline SubFacility made pursuant to Section 5.01(a)(ii) above, the Swingline Bank will make available the amount of such Borrowing in immediately available funds to the Company by crediting the amount of such Borrowing to the Controlled Disbursement Account (subject to the limitations set forth in Section 2.05).

          (d) All Borrowings under the Revolving Credit Commitments made pursuant to Section 5.01(a)(i) above shall be loaned by the Banks on the basis of their Pro Rata Share of the Revolving Credit Commitments. All Borrowings under the Revolving Credit Commitments made pursuant to Section 5.01(a)(ii) above shall be loaned by the Swingline Lender alone.

                                      7.

     Section 5.03 of the Loan Agreement is hereby amended by replacing the first paragraph of subsection (a) thereof with the following:

          (a) The Company agrees to pay interest in respect of all unpaid principal amounts of the Revolving Credit Loans (other than the Swingline Loans) and the Term Loans from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at rates per annum equal to the applicable rates indicated below:

                                      8.

     Section 5.03 of the Loan Agreement is hereby further amended by replacing subsection (b) thereof with the following:

          (b) The Company agrees to pay interest in respect of all unpaid principal amounts of the Swingline Loans made to the Company from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at the Overnight Rate for each such Swingline Loan.

                                      9.

     Section 5.06 of the Loan Agreement is hereby amended by replacing said
Section in its entirety with the following:

          Section 5.06.  Voluntary Prepayments of Borrowings.
                         -----------------------------------

          (a) (i) The Company may, at its option, prepay Borrowings under the Revolving Credit Commitment or the Term Loans at any time in whole, or from time to time in part in an aggregate amount of at least $1,000,000 and multiples of $100,000 thereof, by paying the principal amount to be prepaid, together with interest accrued and unpaid thereon to the date of prepayment, and, in the case of the prepayment of Borrowings consisting of Fixed Rate Advances, all compensation payments pursuant to Section 5.12 if such prepayment is made on a date other than the last day of an Interest Period applicable thereto; provided, however, that the Company may, at its
                                --------  -------
     option, prepay Borrowings under the Swingline SubFacility at any time in whole or in part, by paying the principal amount to be prepaid, together with interest accrued and unpaid thereon to the date of prepayment. Each such optional prepayment shall be applied in accordance with Section 5.06(c) below.

          (ii) The Company may prepay Borrowings under the Swingline SubFacility with the proceeds of Borrowings made under the Revolving Credit Commitments pursuant to Section 5.01(a)(i) hereof to the extent the Company is permitted to make Borrowings under the Revolving Credit Commitments under the terms of this Agreement. Borrowings under the Swingline SubFacility shall automatically be prepaid each Business Day with (and to the extent of) all immediately available funds deposited into the Controlled Deposit Account the prior Business Day.

          (b) (i) The Company shall give written notice (or telephonic notice confirmed in writing) to the Agent of any intended prepayment of the Revolving Credit Loans (other than the Swingline Loans) or the Term Loans not less than five days prior to any voluntary prepayment. Such notice shall specify whether Revolving Credit Loans or Term Loans are to be prepaid and, once given, such notice shall be irrevocable. Upon receipt of such notice of prepayment, the Agent shall promptly notify each Bank of the contents of such notice and of such Bank's share of such prepayment.

          (ii) The Company shall give written notice (or telephonic notice promptly confirmed in writing) to the Swingline Lender of any intended prepayment of the Swingline Loans to be made by a Borrowing under Revolving Credit Commitments pursuant to Section 5.01(a)(i) above (other than automatic prepayments made with funds from the Controlled

     Disbursement Account) on or prior to the date of such voluntary prepayment.

          (c) The Company, when providing notice of prepayment pursuant to
     Section 5.06(b)(i), may designate the Types of Advances and the specific Borrowing or Borrowings which are to be prepaid, provided that (i) if any
                                                      --------
     prepayment of Fixed Rate Advances made pursuant to a single Borrowing of Revolving Credit Loans or Term Loans shall reduce the outstanding Advances made pursuant to such Borrowing to an amount less than $1,000,000, such Borrowing shall immediately be converted into Base Rate Advances; and (ii) each prepayment made pursuant to a single Borrowing of Revolving Credit Loans or Term Loans shall be applied pro rata among such Revolving Credit Loans and Term Loans comprising such Borrowing. In the absence of a designation by the Company of the Types of Advances and the specific Borrowing or Borrowings to be prepaid, the Agent shall, subject to the foregoing, make such designation in its sole discretion.

          (d) All voluntary prepayments of Revolving Credit Loans (including Swingline Loans) or Term Loans shall be applied to the payment of any unpaid interest thereon before application to principal and, in the case of the Term Loans, shall be applied against scheduled amortization payments in the inverse order of maturity.

                                      10.

     Section 5.07 of the Loan Agreement is hereby amended by replacing subsection (a) (ii) thereof with the following:

          (ii) Except as otherwise specifically provided herein, all payments under this Agreement with respect to Swingline Loans shall be made without defense, set-off or counterclaim to the Swingline Lender not later than 11:00 a.m. (Atlanta, Georgia time) on the date when due and shall be made in Dollars in immediately available funds at its Payment Office.

                                      11.

     Section 6.02 of the Loan Agreement is hereby amended by deleting the following paragraph of said Section in its entirety:

          Without limiting the foregoing, the Company shall have no right to make a Borrowing under the Revolving Credit Commitment to repay a Cash Management Loan if a Default or Event of Default exists.

                                      12.

     Schedule 7.16 to the Loan Agreement is hereby deleted and replaced in its entirety with the new schedule 7.16 which is attached to this Third Amendment.

                                      13.

     Article VIII and Article IX of the Loan Agreement are each hereby amended by replacing the first paragraph of each of such Articles with the following:

          The Company covenants and agrees so long as any of the Revolving Credit Commitments of any Bank, including without limitation the Swingline SubFacility of the Swingline Lender, shall remain available, or any Revolving Credit Loans, Term Loans or Swingline Loans are outstanding, and until the full and final payment of all indebtedness incurred hereunder and unless otherwise consented to in writing by the Required Banks:

                                      14.

          Section 9.01 of the Loan Agreement is hereby amended by adding the following new paragraph (j) at the end thereof (and by deleting the period which appears at the end of paragraph (i) thereof and by substituting ", and" in lieu thereof):

          (j) Liens granted under the Synthetic Lease Documents in the real or personal property financed thereunder and in certain related rights of the Company to secure the Company's indebtedness and liabilities under the Synthetic Lease Documents to the extent permitted under Section 9.03(k) hereof.

                                      15.

     Section 9.03 of the Loan Agreement is hereby amended by replacing subsection (i) thereof with the following:

          (i) guarantee the indebtedness of obligations of certain franchise operators, provided such guarantees are (A) given by the Company in connection with (1) such franchise operators' purchase of furniture financed through a third-party lender or (2) loans to franchise operators for other purposes to the extent such loans are made with the prior approval of SunTrust Bank, Atlanta and (B) limited to $25,000,000 in aggregate outstanding principal amount at any one time for all franchise operators; and

                                      16.

          Section 9.03 of the Loan Agreement is hereby further amended by adding at the end thereof the following new paragraph (k) (and the period which appears at the end of paragraph (j) thereof shall be deleted and ", and" shall be substituted in lieu thereof):

          (k) incur or guaranty indebtedness or contingent liability under the Synthetic Lease Documents provided that the aggregate outstanding principal amount of all such indebtedness or liabilities does not exceed $20,000,000 at any one time.
                                      17.

          Section 9.06 of the Loan Agreement is hereby amended by adding the following new clause (e) at the end thereof:

          "and (e) the terms of the Synthetic Lease Documents".

                                      18.

          Article 10 of the Loan Agreement is hereby amended by deleting the word "or" at the end of Section 10.12, adding the word "or" at the end of
Section 10.13, and adding the following as a new Section 10.14:

          Section 10.14. The Company or any of its Subsidiaries fails to make any payment as and when such payment is due under the Synthetic Lease Documents, or any other default, event or condition shall have occurred or exist under the Synthetic Lease Documents, the effect of which is to cause, or to permit the holder of the obligations of the Company or any such Subsidiary under the Synthetic Lease Documents to cause, the obligations of the Company or any of its Subsidiaries, or any portion thereof, to become due prior to its stated maturity date or prior to its regularly scheduled date of payment;

                                      19.

     Article X of the Loan Agreement is hereby further amended by replacing the final paragraph of said Section with the following:

     then, and in any such event, and at any time thereafter if any Event of Default shall then be continuing, (A) the Agent may, and upon the written or telex request of the Required Banks, shall, by written notice to the Company, take any or all of the following actions, without prejudice to the rights of the Agent, any Bank or the holder of any Note to enforce its claims against the Company or any other Credit Party: (i) declare all Revolving Credit Commitments terminated, whereupon the Revolving Credit Commitments of each Bank, including without limitation, the Swingline SubFacility of the Swingline Lender, shall terminate immediately and any commitment fee shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest on the Revolving Credit Loans (including without limitation, the Swingline Loans) and Term Loans, and all other Obligations owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; provided, that, if an Event of Default
                                   --------
     specified in Sections 10.06, 10.07, 10.08 or 10.09 above shall occur, the result which would occur upon the giving of written notice by the Agent to any Credit Party, as specified in clauses (i) and (ii) above, shall occur automatically without the giving of any such notice; and (iii) may exercise any other rights or remedies available under the Loan Documents, at law or in equity; and (B) the Swingline Lender may, by written notice to the Agent and the other Banks pursuant to Section 2.05(c), request a Borrowing under the Revolving Credit Commitments (to the extent of Availability thereunder) in the name of the Company in an amount sufficient to prepay in whole or in part the outstanding principal amount of Swingline Loans, and the Banks hereby agree to fund such Borrowing, notwithstanding that a Default or an Event of Default has occurred and is continuing.

                                      20.

     Upon the effectiveness of this Third Amendment, all amounts outstanding under the Cash Management Line of Credit Commitment shall be deemed to be outstanding under the Swingline SubFacility and the Cash Management Line of Credit Commitment shall be terminated. The Cash Management Lender agrees to return promptly the Cash Management Line of Credit Note to the Company.

                                      21.

     Exhibit B to the Loan Agreement is hereby amended by replacing said Exhibit B in its entirety with Exhibit B attached hereto.
                       ---------

                                      22.

     The Company represents and warrants that all representations and warranties set forth in the Loan Agreement are true and correct in all material respects on the date hereof and no Default or Event of Default exists under the Loan Agreement as of the date hereof.

                                      23.

     To the extent that the agreements set forth in this Third Amendment should effect a corresponding amendment to any of the Loan Documents, such Loan Documents are hereby deemed to be amended as of the date hereof to reflect this Third Amendment in order to conform the terms of the Loan Documents which are affected by this Third Amendment to the terms hereof.

                                      24.

     Except for the amendments and agreements expressly set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. The Company acknowledges and expressly agrees that the Agent and the Banks reserve the right to, and do, in fact, require strict compliance with the terms and provisions of the Loan Agreement, as amended by this Third Amendment.

                                      25.

     Each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Third Amendment and each reference to the Loan Agreement in any other document, instrument or agreement executed or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended by this Third Amendment.

                                 26.

     THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

                                 27.

     This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Third Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.



                                 28.

     This Third Amendment shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                                 29.

     This Third Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect thereto, are expressly superseded hereby.

     IN WITNESS WHEREOF, this Third Amendment has been duly executed as of the date first above written.


                                  COMPANY:
Address for Notices:          AARON RENTS, INC.
-------------------

309 East Paces Ferry Road
Atlanta, Georgia 30305            By:
Attention: Gilbert L. Danielson      ----------------------------
                                     Name:
                                     Title:

                                  Attest:
                                         ------------------------
                                     Name:
                                     Title:

                                  [CORPORATE SEAL]

                    [SIGNATURE PAGE FOR THIRD AMENDMENT TO
                 SECOND AMENDED AND RESTATED REVOLVING CREDIT
                           AND TERM LOAN AGREEMENT]

                                    AGENT:

Address for Notices:          SUNTRUST BANK, ATLANTA, as Agent
-------------------                 for the Banks

25 Park Place, 23rd Floor
Atlanta, Georgia 30303
Attention: Willem-Jan O. Hattink or    By:
         Michael Dunlap                   ----------------------------
                                          Name:
                                          Title:

Payment Office:
--------------

25 Park Place
23rd Floor
Atlanta, Georgia 30303                 By:
                                          ----------------------------
                                          Name:
                                          Title:


                    [SIGNATURE PAGE FOR THIRD AMENDMENT TO
                 SECOND AMENDED AND RESTATED REVOLVING CREDIT
                           AND TERM LOAN AGREEMENT]

                                       BANKS:

Address for Notices:          SUNTRUST BANK, ATLANTA
-------------------

25 Park Place, 23rd Floor
Atlanta, Georgia 30303                 By:
Attention: Willem-Jan O. Hattink or       ------------------------------
           Michael Dunlap                 Name:
                                          Title:

Payment Office:
--------------

25 Park Place
23rd Floor                             By:
Atlanta, Georgia 30303                    ------------------------------
                                          Name:
                                          Title:



REVOLVING CREDIT COMMITMENT:        $25,000,000.00

PRO RATA SHARE OF REVOLVING
LOAN COMMITMENTS:                    33.3333%





                    [SIGNATURE PAGE FOR THIRD AMENDMENT TO
                 SECOND AMENDED AND RESTATED REVOLVING CREDIT
                           AND TERM LOAN AGREEMENT]

                              FIRST UNION NATIONAL BANK
                                    OF GEORGIA

Address for Notices:
-------------------

999 Peachtree Street          By:________________________________
12th Floor, Suite 640                  Name:
Atlanta, Georgia 30309                 Title:
Attention: Jonathan D. Hook

Payment Office:
--------------

999 Peachtree Street
12th Floor, Suite 640
P. O. Box 740074
Atlanta, Georgia 30374



REVOLVING CREDIT COMMITMENT:        $25,000,000.00

PRO RATE SHARE OF REVOLVING
LOAN COMMITMENTS:                   33.3333%




                    [SIGNATURE PAGE FOR THIRD AMENDMENT TO
                 SECOND AMENDED AND RESTATED REVOLVING CREDIT
                           AND TERM LOAN AGREEMENT]

                              NBD BANK

Address for Notices:
-------------------

611 Woodward Avenue
Detroit, Michigan  48226      By:_________________________________
Attention: Richard C. Ellis       Name:
                                  Title:

Payment Office:
--------------

611 Woodward Avenue
Detroit Michigan 48226
Attention: Richard C. Ellis



REVOLVING CREDIT COMMITMENT:        $15,000,000.00

PRO RATA SHARE OF REVOLVING
LOAN COMMITMENTS:                    20%





                    [SIGNATURE PAGE FOR THIRD AMENDMENT TO
                 SECOND AMENDED AND RESTATED REVOLVING CREDIT
                           AND TERM LOAN AGREEMENT]

                              SOUTHTRUST BANK OF GEORGIA, N.A.

Address for Notices:
-------------------

One Georgia Center
600 West Peachtree St.        By:_______________________________
Atlanta, Georgia 30308           Name:
Attn: Melinda Bergbom            Title:

Payment Office:
--------------

One Georgia Center
600 West Peachtree Street
Atlanta, Georgia 30308
Attention: Melinda Bergbom



REVOLVING CREDIT COMMITMENT:        $10,000,000.00

PRO RATA SHARE OF REVOLVING
LOAN COMMITMENTS:                   13.3333%



                    [SIGNATURE PAGE FOR THIRD AMENDMENT TO
                 SECOND AMENDED AND RESTATED REVOLVING CREDIT
                           AND TERM LOAN AGREEMENT]

                                 Schedule 7.16
                                 -------------


          The Company has contingent liabilities under the Synthetic Lease Documents.

                                 EXHIBIT B


                             REVOLVING CREDIT NOTE
                             ---------------------


$__________                                      ________ __, 19__
                                                 Atlanta, Georgia


          FOR VALUE RECEIVED, the undersigned, AARON RENTS, INC., a Georgia corporation (the "Company"), promises to pay to the order of __________________ (the "Bank") at its office at__________________________________________________
or at such other place as the holder hereof shall designate to the Company in writing, in immediately available funds in lawful money of the United States of America, on the sooner of (i) the Revolving Credit Termination Date (as defined in the Loan Agreement referenced below), (ii) the Conversion Date (as defined in the Loan Agreement referenced below) and (iii) acceleration of the indebtedness evidenced by this Note as hereinafter provided, the lesser of the principal sum of ______________ Dollars ($__________) or so much thereof as shall have been advanced thereunder in accordance with that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of the January 6, 1995, among the Company, the Bank and other banks and financial institutions now or hereafter parties thereto (collectively, the "Lenders") and SunTrust Bank, Atlanta as Agent for the Lenders(as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), and not theretofore repaid, as shown on the grid schedule attached hereto (the "Grid Schedule").

          In addition to principal, the Company agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of disbursement until paid in full at such rates of interest per annum and upon such dates as set forth in Section 5.03 of the Loan Agreement, computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to the Bank at the address set forth above in the first paragraph of this Note or at such other place as the holder hereof may designate by notice in writing to the Company.

          This Revolving Credit Note ("Note") evidences Revolving Credit Loans [, including without limitation, the Swingline Loans (to be included in the Revolving Credit Note of the Swingline Lender)] made by the Bank to the Company pursuant to the terms and conditions of the Loan Agreement to which reference is hereby made for a full and complete description of such terms and conditions. All capitalized terms used in this Note shall have the same meanings as set forth in the Loan Agreement.


          The Bank shall at all times have a right of set-off against any deposit balances of Company in the possession of the Bank and the Bank may apply the same against payment of this Note in accordance with the Loan Agreement.
The payment of any indebtedness evidenced by this Note prior to the Revolving Credit Termination Date or the Conversion Date shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Company. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Company all costs of collection, including, without limitation, actual and reasonable attorneys' fees if collected by or through an attorney-at-law.

          Company acknowledges that the actual crediting of the amount of any disbursement under the Loan Agreement to an account of Company or recording such amount in the Grid Schedule shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such advance was made and borrowed under the Loan Agreement. Such account records or Grid Schedule shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank to record on the Grid Schedule or in such account the type or amount of any advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Loan Agreement.

          Upon the existence and during the continuation of an Event of Default as defined in the Loan Agreement, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Loan Agreement.

          Prepayment of this Note in part or in whole is permitted subject to the conditions set forth in Section 5.06 of the Loan Agreement.

          Failure or forbearance of the Bank to exercise any right hereunder, or otherwise granted by the Loan Agreement or by law, shall not affect or release the liability of the Company hereunder, and shall not constitute a waiver of such right unless so stated by the Bank in writing. THIS NOTE IS EXECUTED AND DELIVERED PURSUANT TO, AND ITS PERFORMANCE, INTERPRETATION AND

ENFORCEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, THE LAWS OF THE STATE OF GEORGIA.

          TIME IS OF THE ESSENCE HEREUNDER. PRESENTMENT, PROTEST AND NOTICE OF DISHONOR ARE HEREBY WAIVED.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed in its name and attested to by its authorized officers, and its corporate seal to be hereunto affixed, all on the date first above written.

                                    AARON RENTS, INC.



                                    By:
                                       ---------------------------
                                     Name:
                                          ------------------------
                                     Title:
                                           -----------------------


                                    Attest:
                                           -----------------------
                                     Name:
                                           -----------------------
                                     Title:
                                           -----------------------
                                              [CORPORATE SEAL]

                                 GRID SCHEDULE


                      ADVANCES AND PAYMENTS OF PRINCIPAL



                  Amount                  Amount of     Last Day of
                    of       Interest    Principal     Applicable    Notation
Date             Advance       Rate       Prepaid    Interest Period  Made By
--------------  ----------  -----------  ----------  ---------------  -------

                $______        __%         $________